General	6 Months Ended
Jun. 30, 2026
Nature Of Operations Disclosure [Abstract]
General

Note 1 - General

Chemomab Therapeutics Ltd. (the “Company") is an Israeli-based company incorporated under the laws of the State of Israel in September 2011. The Company’s registered office is located in Kiryat Atidim, Tel Aviv, Israel. The Company is a clinical-stage biotech company discovering and developing innovative therapeutics for conditions with high-unmet medical need that involve inflammation and fibrosis. The wholly owned subsidiaries of the Company are: Chemomab Ltd. ("Chemomab"), Chemomab Therapeutics Israel Ltd. and Chemomab Therapeutics Inc.

The accompanying interim condensed financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities in the normal course of business; however, as of June 30, 2026, the Company has incurred recurring losses from operations of approximately $116 million, experienced negative cash flows from operating activities of $3.7 million for the six months then ended, and currently has no products approved for sale. While the Company’s cash, cash equivalents, and short-term deposits of $6.7 million as of June 30, 2026, are sufficient to meet planned expenditures for a period of less than 12 months, these indicators raise substantial doubt about its ability to continue as a going concern. Consequently, the Company will be required to raise additional funds to support its operations, and although management believes such funds can be raised, there can be no assurance that these efforts will be successful or sufficient, and the financial statements do not include any adjustments that might result from the outcome of this uncertainty accompanying interim condensed financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities in the normal course of business.